EXHIBIT 24.1

DIRECTORS AND OFFICERS OF

TERRANOVA S.A.

REGISTRATION STATEMENT

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of Terranova S.A., a corporation (sociedad anonima abierta) organized under the laws of Chile (the “Company”), hereby (1) constitutes and appoints Gonzalo Zegers Ruiz-Tagle, Alejandro Droste Bertolo and Patricio Reyes Urrutia, collectively and individually, as his or her true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) one or more Registration Statements on Form F-4, or other appropriate form (the “Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of the Company’s securities, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with, or submitted to, the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 1st day of November, 2004.

/s/ Julio Moura Julio Moura Director and President	/s/ Ronald Degen Ronald Degen Director and Vice President

/s/ Patrick Nielson Patrick Nielson Director	/s/ Michael Stuart-Smith Michael Stuart-Smith Director

/s/ Jorge Carey Tagle Jorge Carey Tagle Director	/s/ Juan Carlos Mendez Gonzalez Juan Carlos Mendez Gonzalez Director

/s/ Enrique Seguel Morel Enrique Seguel Morel Director

DIRECTORS AND OFFICERS OF

TERRANOVA S.A.

REGISTRATION STATEMENT

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of Terranova S.A., a corporation (sociedad anónima abierta) organized under the laws of Chile (the “Company”), hereby (1) constitutes and appoints Gonzalo Zegers Ruiz-Tagle, Alejandro Droste Bertolo and Patricio Reyes Urrutia, collectively and individually, as his or her true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) one or more Registration Statements on Form F-4, or other appropriate form (the “Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of the Company’s securities, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with, or submitted to, the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 1st day of November, 2004.

/s/ Gonzalo Zegers Ruiz-Tagle	/s/ Alejandro Droste Bertolo
Gonzalo Zegers Ruiz-Tagle	Alejandro Droste Bertolo
Chief Executive Officer	Chief Financial Officer

/s/ Rodrigo Saldivia
Rodrigo Saldivia
Chief Accounting Officer

DIRECTORS AND OFFICERS OF

TERRANOVA S.A.

REGISTRATION STATEMENT

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of Terranova S.A., a corporation (sociedad anónima abierta) organized under the laws of Chile (the “Company”), hereby (1) constitutes and appoints Gonzalo Zegers Ruiz-Tagle, Alejandro Droste Bertolo and Patricio Reyes Urrutia, collectively and individually, as his or her true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) one or more Registration Statements on Form F-4, or other appropriate form (the “Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of the Company’s securities, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with, or submitted to, the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 1st day of November, 2004.

/s/ Cristián Bargsted
Cristián Bargsted
Authorized Representative in the United States